UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 3, 2022

LAZYDAYS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38424	82-4183498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4042 Parks Oaks Blvd., Suite 350, Tampa, Florida	33610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Robert T. DeVincenzi

In connection with his appointment as the interim Chief Executive Officer of Lazydays Holdings, Inc. (the “Company”), Mr. DeVincenzi and the Company entered into an employment agreement, dated January 3, 2022 (the “Employment Agreement”).

Under the terms of the Employment Agreement, Mr. DeVincenzi is entitled to receive a monthly base salary of $37,500 and a one-time transition payment of $25,000. Additionally, Mr. DeVincenzi was granted an option to purchase 25,032 shares of common stock at an exercise price of $30.00 (the “Option Award”) under the Company’s 2018 Long Term Incentive Plan (the “Plan”), as well as a one-time restricted stock unit award under the Plan of 10,613 restricted stock units (the “RSU Award”). The RSU Award and Option Award each become vested on December 31, 2022, provided that Mr. DeVincenzi remains employed by the Company or on the Company’s Board of Directors, in each case, from the grant date of each such award through December 31, 2022.

Pursuant to the terms of the Employment Agreement, Mr. DeVincenzi’s employment may be terminated at any time by the Company or Mr. DeVincenzi.

The above description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated January 3, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

January 7, 2022	By	/s/ Nicholas J. Tomashot
Date		Nicholas J. Tomashot
Chief Financial Officer